                                                           EXHIBIT 23.1

                    INDEPENDENT AUDITORS' CONSENT

The Board of Directors
First Banks, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                       /s/ KPMG Peat Marwick LLP


St. Louis, Missouri
December 20, 1996

                    INDEPENDENT AUDITORS' CONSENT

The Board of Directors
First Commercial Bancorp, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                       /s/ KPMG Peat Marwick LLP


St. Louis, Missouri
December 20, 1996